                                                                    Exhibit 99.1

                           GlobalSantaFe Fleet Status
                                 as of 4.04.03

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                                                                                                 Estimated              Additional
                              Rated                           Change from                        Current    Dayrate    Commitments
                              Water                             Previous                         Contract   (in         and Other
   Rig Name                   Depth Rig Design   Location         Month    Status     Start Date End Date   thousands) Information*
  ---------------------------------------------------------------------------------------------------------------------------------
  JACKUPS (44)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Britannia                 200'  Bret         UK North           Yes    Contracted  early     late                  Dayrate
                                    Engineering  Sea                                   Jul 02    Sep 04                adjusted
                                                                                                                       every
                                                                                                                       3-months
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Apr thru May
                                                                                                                       estimated in
                                                                                                                       mid $50s

 2  GSF Compact Driller       300'  MLT 116-C    Thailand           Yes    Contracted  late      late                  Dayrate
                                                                                       Aug 02    Aug 07                adjusted
                                                                                                                       every
                                                                                                                       3-months
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Apr thru May
                                                                                                                       estimated in
                                                                                                                       mid $50s
                                                                                                                       (Upgrades
                                                                                                                       scheduled
                                                                                                                       Early May -
                                                                                                                       Late June)

 3  GSF Galaxy I              400'  F&G L-780    UK North                  Available                                   Repairs mid
                                    Mod VI       Sea                                                                   Mar 03 until
                                                                                                                       mid Apr 03;
                                                                                                                       followed by
                                                                                                                       2 wk idle
                                                                                                                       period

 4  GSF Galaxy II             400'  KFELS        East Canada        Yes    Contracted  early     early      high $120s Accommodation
                                    Mod VI                                             Nov 98    Feb 04                mode
                                                                                                                       beginning
                                                                                                                       early March
                                                                                                                       2003 for 40
                                                                                                                       days and
                                                                                                                       early July
                                                                                                                       for 14 days
                                                                                                                       at a rate of
                                                                                                                       $60K

 5  GSF Galaxy III            400'  KFELS        UK North           Yes    Available   early     mid                   6-weeks
                                    Mod VI       Sea                                   Mar 03    Apr 03                repairs began
                                                                                                                       mid-Jan;
                                                                                                                       followed by
                                                                                                                       6-week idle
                                                                                                                       period,
                                                                                                                       followed by a
                                                                                                                       4-month
                                                                                                                       commitment in
                                                                                                                       low $60s;
                                                                                                                       followed by a
                                                                                                                       3-month
                                                                                                                       commitment in
                                                                                                                       low $70s

 6  Galveston Key             300'  MLT 116-C    Vietnam            Yes    Contracted  early     late                  Dayrate
                                                                                       May 02    Oct 04                adjusted
                                                                                                                       monthly based
                                                                                                                       on market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Apr thru May
                                                                                                                       estimated in
                                                                                                                       mid $50s

 7  GSF Adriatic I            300'  MLT 116-C    Nigeria            Yes    Contracted  late      mid        low $70s
                                                                                       Jun 02    Jun 04

 8  Glomar Adriatic II        350'  MLT 116-C    Gulf of            Yes    Contracted  early     early      mid $30s
                                                 Mexico                                Feb 03    June 03

 9  Glomar Adriatic III       350'  MLT 116-C    Gulf of            Yes    Committed   early     mid        low $20s   Idle period
                                                 Mexico                                Apr 03    May 03                early Feb 03-
                                                                                                                       mid Mar 03

10  GSF Adriatic IV           350'  MLT 116-C    Egypt                     Contracted  late      early      high $50s
                                                                                       Feb 03    Mar 05

11  GSF Adriatic V            300'  MLT 116-C    Nigeria            Yes    Contracted  early     mid        low $50s   2-week
                                                                                       Oct 02    May 03                repairs
                                                                                                                       in Mar 2003

12  GSF Adriatic VI           225'  MLT 116-C    Nigeria                   Contracted  late      late       high $60s
                                                                                       Nov 02    Nov 03

13  Glomar Adriatic VII       350'  MLT 116-C    Trinidad                  Contracted  mid       mid        low $50s
                                                                                       Dec 02    May 03

14  GSF Adriatic VIII         328'  MLT 116-C    Nigeria                   Contracted  mid       late       low $50s
                                                                                       Oct 02    Mar 04

15  GSF Adriatic IX           350'  MLT 116-C    Gabon                     Contracted  mid       late       high $50s
                                                                                       Feb 03    Sep 03

16  GSF Adriatic X            350'  MLT 116-C    Gulf of                    Contracted  early     mid       mid $20s   Idle 2-weeks
                                                 Mexico                                 Mar 03    May 03               in Feb 03

17  Glomar Adriatic XI        225'  MLT 116-C    UK North                   Available                                  Available
                                                 Sea                                                                   since mid
                                                                                                                       Feb 03
18  GSF Baltic                375'  MLT SUPER300 Nigeria                    Contracted  early     early     mid $70s
                                                                                        Jul 02    Jul 04

19  Glomar High Island I      250'  MLT 82-SD-C  Gulf of            Yes     Contracted  early     early     mid $20s
                                                 Mexico                                 Apr 03    May 03

20  Glomar High Island II     270'  MLT 82-SD-C  Gulf of            Yes     Contracted  mid       late                 Dayrate
                                                 Mexico                                 Sep 02    Dec 03               adjusted
                                                                                                                       monthly
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate; rate
                                                                                                                       for Apr 03
                                                                                                                       estimated in
                                                                                                                       mid $20s

21  GSF High Island III       250'  MLT 82-SD-C  Gulf of            Yes    Contracted  late      late       mid $20s
                                                 Mexico                                Feb 03    Apr 03

22  Glomar High Island IV     270'  MLT 82-SD-C  Gulf of            Yes    Contracted  late      late       mid $20s   3-week idle
                                                 Mexico                                Mar 03    Jun 03                period
                                                                                                                       early Jan 03

23  GSF High Island V         270'  MLT 82-SD-C  Gabon              Yes    Contracted  mid       early      mid $40s
                                                                                       Mar 03    Jun 03

24  GSF High Island VII       250'  MLT 82-SD-C  Cameroon                  Contracted  mid       mid        high $40s
                                                                                       Feb 03    Jul 03



25  Glomar High Island VIII   250'  MLT 82-SD-C  Gulf of            Yes    Contracted  mid       mid        mid $20s
                                                 Mexico                                Jan 03    Apr 03

26  GSF High Island IX        250'  MLT 82-SD-C  Gabon              Yes    Contracted  mid       mid        high $40s  2-week idle
                                                                                       Jan 03    Jun 03                period in
                                                                                                                       early Jan 03

27  GSF Labrador              300'  CFEMT-2005-C UK North           Yes    Contracted  mid       late       mid $60s
                                                 Sea                                   Nov 02    Jun 03

28  Glomar Main Pass I        300'  F&G L780-II  Gulf of                   Contracted  early     late       low $20s
                                                 Mexico                                Mar 03    May 03

29  Glomar Main Pass IV       300'  F&G L780-II  Gulf of            Yes    Contracted  early     early      high $20s
                                                 Mexico                                Feb 03    May 03

30  GSF Key Gibraltar         300'  MLT 84-C     Brunei                    Available   early     mid                   Followed by
                                    (modified)                                         Mar 03    Mar 03                5-months of
                                                                                                                       upgrades

31  Key Hawaii                300'  Mitsui 300-C Saudi Arabia       Yes    Contracted  early     mid        low $30s   2-week survey
                                                                                       Mar 03    Mar 04                late Apr 03 -
                                                                                                                       early May 03

32  GSF Key Manhattan         350'  MLT 116-C    Tunisia            Yes    Contracted  mid       late       mid $60s   Followed by
                                                                                       Apr 02    Apr 03                2-week MOB;
                                                                                                                       followed by
                                                                                                                       15-month
                                                                                                                       contract in
                                                                                                                       high $50s
                                                                                                                       (continued
                                                                                                                       from the Key
                                                                                                                       Singapore)

33  GSF Key Singapore         350'  MLT 116-C    Egypt              Yes    Contracted  mid       late       high $50s  Followed by
                                                                                       Jul 02    Apr 03                3-month
                                                                                                                       repairs

34  GSF Magellan              350'  F&G L-780    UK North                  Contracted  mid       late       low $90s   Followed by
                                    Mod V        Sea                                   Sep 02    Apr 03                2-month
                                                                                                                       repairs

35  GSF Monarch               350'  F&G L-780    UK North                  Contracted  early     early      mid $70s
                                    Mod V        Sea                                   Apr 02    Dec 04

36  GSF Monitor               350'  F&G L-780    UK North           Yes    Contracted  late      mid        mid $80s   Followed by
                                    Mod V        Sea                                   Jan 03    May 03                3-month
                                                                                                                       commitment in
                                                                                                                       the mid $50s

37  GSF Parameswara           300'  Baker Marine Indonesia          Yes    Contracted  late      late       low $70s   1-month
                                    BMC 300 IC                                         Oct 02    Dec 04                upgrades
                                                                                                                       scheduled
                                                                                                                       late Feb 03 -
                                                                                                                       late Mar 03

38  GSF Rig 103               250'  MLT 52-C     Qatar                     Contracted  early     late       low $40s
                                                                                       Dec 02    Oct 04

39  GSF Rig 105               250'  MLT 52-C     Gulf of                   Contracted  mid       late       low $30s
                                                 Suez                                  Dec 02    Dec 04

40  GSF Rig 124               250'  Modec        Gulf of                   Contracted  mid       mid        low $30s
                                    200C-45      Suez                                  Feb 03    Feb 04

41  GSF Rig 127               250'  F&G L-780    Qatar                     Contracted  early     late       low $40s   2-week
                                    Mod II                                             Nov 02    May 04                repairs
                                                                                                                       period in
                                                                                                                       June 2003

42  Rig 134                   300'  F&G L-780    Malaysia                  Contracted  early     late       low $60s
                                    Mod II                                             Sep 01    Oct 03

43  GSF Rig 136               300'  F&G L-780    Indonesia          Yes    Contracted  late      late       high $60s
                                    Mod II                                             Sep 02    Mar 04

44  GSF Rig 141               250'  MLT 82-SD-C  Gulf of                   Contracted  early     early      mid $30s
                                                 Suez                                  Nov 01    May 03
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  SEMISUBMERSIBLES (9)
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 1  GSF Aleutian Key        2,300'  F&G          Equatorial         Yes    Contracted  mid       mid        mid $80s   1-week
                                    Enhanced     Guinea                                Jul 02    Aug 03                repairs late
                                    Pacesetter                                                                         Mar 03

 2  Glomar Arctic I         3,400'  F&G L-907    Gulf of            Yes    Contracted  late      mid        mid $30s   Followed by
                                                 Mexico                                Mar 03    May 03                1-month
                                                                                                                       commitment in
                                                                                                                       low $50s
                                                                                                                       (idle mid
                                                                                                                       Dec 02 to
                                                                                                                       late Jan 03
                                                                                                                       in 2-week
                                                                                                                       period in
                                                                                                                       Mar 03)

 3  GSF Arctic III          1,800'  F&G L-907    UK North                  Contracted  late      late       high $40s  Idle mid
                                                 Sea                                   Feb 03    Jun 03                Dec 02 - late
                                                                                                                       Feb 03

 4  GSF Arctic IV           1,800'  F&G L-907    UK North                  Contracted  late      mid        low $40s   Idle late
                                                 Sea                                   Feb 03    Sep 03                Dec 02 - late
                                                                                                                       Feb 03

 5  Glomar Celtic Sea       5,750'  F&G L-907    Gulf of            Yes    Contracted  late      mid        mid $80s
                                                 Mexico                                Jan 03    Apr 03

 6  Glomar Grand Banks      1,500'  AKER H-3.2   East Canada        Yes    Upgrades    early     mid                   Followed by
                                                                                       Feb 03    May 03                1 1/2 months
                                                                                                                       available;
                                                                                                                       followed by
                                                                                                                       2-year
                                                                                                                       contract at
                                                                                                                       $107 (Idle
                                                                                                                       early Jan 03
                                                                                                                       -late Jan 03)

 7  GSF Arctic II           1,200'  F&G L-907    Poland                    Painting    early                           Following
                                                                                       Oct 02                          painting,
                                                                                                                       MOB to
                                                                                                                       Invergordon
                                                                                                                       for Cold
                                                                                                                       stacking

 8  GSF Rig 135             2,400'  F&G 9500     Equatorial         Yes    Contracted  mid       mid        mid $70s
                                    Enhanced     Guinea                                Jan 03    Jul 04
                                    Pacesetter

 9  GSF Rig 140             2,400'  F&G 9500     UK North           Yes    Contracted  mid       mid        high $30s  Repair early
                                    Enhanced     Sea                                   Feb 03    May 03                Feb 03 to mid
                                    Pacesetter                                                                         Feb 03 (Idle
                                                                                                                       early Jan 03
                                                                                                                       - mid Jan 03)
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  DRILLSHIPS (4)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Glomar C.R. Luigs       9,000'  GMDC         Gulf of            Yes    Contracted  early     late       low $210s  Followed by
                                                 Mexico                                Feb 02    Apr 03                2-week
                                                                                                                       survey;
                                                                                                                       Followed by
                                                                                                                       2 1/2-month
                                                                                                                       commitment at
                                                                                                                       $105

 2  Glomar Explorer         7,800'  GMDC         Gulf of                   Contracted  mid       mid        low $160s  Repairs 1-
                                                 Mexico                                Feb 01    Sep 03                week late
                                                                                                                       Jan 03

 3  Glomar Jack Ryan        8,000'  GMDC         Australia                 Contracted  late      late       low $220s
                                                                                       Oct 02    Jul 03



 4  Glomar R.F. Bauer       2,750'  GMDC         Malta                     Cold stacked                                Cold stacked

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                                                                                                 Estimated              Additional
                             Rated                            Change from                        Current    Dayrate    Commitments
                            Drilling                            Previous                         Contract   (in         and Other
   Rig Name                  Depth  Rig Design   Location         Month    Status     Start Date End Date   thousands) Information*
  ---------------------------------------------------------------------------------------------------------------------------------
  PLATFORM (1)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Rig 82                 20,000'  National     UK North                  Contracted            Evergreen  6,000      Active
                                    1320-UE      Sea                                                                   approximately
                                                                                                                       50% of the
                                                                                                                       year
  ---------------------------------------------------------------------------------------------------------------------------------
  LAND RIGS (31)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Rig 92                 16,000'  National     Egypt                     Contracted  late      mid        low $10s   Followed by
                                    1320-UE                                            Oct 01    Apr 03                6-month
                                                                                                                       contract in
                                                                                                                       low $10s

 2  Rig 94                 20,000'  Oilwell      Egypt              Yes    Contracted  mid       late       low $9s
                                    E-2000                                             Nov 02    Oct 03

 3  Rig 97                 20,000'  Dreco        Venezuela                 Available

 4  Rig 102                16,000'  National     Kuwait-            Yes    Suspended
                                    110-UE       Saudi PNZ

 5  Rig 104                20,000'  National     Egypt              Yes    Contracted  late      late       low $10s
                                    1320-UE                                            Dec 02    May 03

 6  Rig 119                20,000'  Lee C. Moore Venezuela                 Available

 7  Rig 143                 6,500'  Ideco        Egypt              Yes    Contracted  late      late       $5,000     Followed by
                                    H 37 ED                                            Jul 02    Jul 03                a 12-month
                                                                                                                       commitment at
                                                                                                                       $5,000

 8  Rig 144                30,000'  Emsco C3 111 Saudi Arabia       Yes    Contracted  mid       mid        mid $10s
                                                                                       Jun 01    Jan 04

 9  Rig 146                10,000'  Kremco 750   Kuwait             Yes    Suspended


10  Rig 147                16,000'  National     Kuwait             Yes    Suspended
                                    110-UE

11  Rig 150                11,500'  National     Oman                      Contracted  early     late       mid $10s
                                    80-UE                                              Oct 01    Sep 03

12  Rig 151                11,500'  National     Oman                      Contracted  early     late       mid $10s
                                    80-UE                                              Jan 01    Oct 03

13  Rig 155                30,000'  Oilwell      Kuwait             Yes    Suspended
                                    E-3000

14  Rig 157                17,000'  Dreco        Saudi Arabia              Contracted  early     mid        low $10s
                                                                                       Jan 01    Oct 03

15  Rig 158                25,000'  Oilwell      Kuwait             Yes    Suspended
                                    E-2000

16  Rig 159                 8,000'  Cooper       Oman                      Available                                   Asset held
                                    LTO-750                                                                            for sale

17  Rig 160                12,000'  Dreco        Kuwait             Yes    Suspended
                                    1250 E

18  Rig 161                12,000'  Dreco        Kuwait             Yes    Suspended
                                    1250 E

19  Rig 169                16,000'  National     Kuwait             Yes    Suspended
                                    110-UE

20  Rig 170                14,000'  National     Kuwait             Yes    Suspended
                                    110-UE

21  Rig 171                10,000'  Oilwell      Kuwait-Saudi              Available
                                    660-E        PNZ

22  Rig 172                10,000'  Oilwell      Kuwait             Yes    Suspended
                                    660-E

23  Rig 173                30,000'  Dreco        Saudi Arabia              Contracted  early     mid        mid $10s
                                                                                       Jan 01    Jun 03

24  Rig 174                30,000'  Pyramid      Saudi Arabia              Contracted  early     early      mid $10s
                                                                                       Jan 01    Aug 03

25  Rig 176                30,000'  Pyramid      Venezuela                 Available


26  Rig 177                30,000'  Dreco        Venezuela                 Available


27  Rig 178                20,000'  Pyramid      Venezuela                 Available


28  Rig 179                20,000'  Pyramid      Venezuela                 Available


29  Rig 180                30,000'  National     Kuwait             Yes    Suspended
                                    1625-UE

30  Rig 186                20,000'  Lee C. Moore Venezuela                 Available


31  Rig 187                20,000'  Lee C. Moore Venezuela                 Available
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
    *Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.